UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 3, 2004

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50499 (Commission File Number)	01-0616769 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

     On December 2, 2004, the Registrant entered into an amendment of its Credit Agreement dated as of June 27, 2003 among the Registrant, certain subsidiaries of the Registrant and Conexant Systems, Inc. The amendment amended the Credit Agreement to, among other things, provide that, in the event of a financing or series of related financings resulting in aggregate gross proceeds to the Registrant of less than $40 million, Conexant’s commitment to the Registrant under the Credit Agreement will be reduced by the amount of gross proceeds of such financing(s). In addition, upon the closing of any financing or series of related financings resulting in gross aggregate proceeds to the Registrant of $40.0 million or more, Conexant’s commitment and the Credit Agreement will terminate upon the closing of such financing(s).

     The amendment to the Credit Agreement is filed as Exhibit 10.1 hereto.

Item 8.01 Other Events.

     The information set forth in the Registrant’s press release regarding the pricing of its proposed private placement of $40.0 million aggregate principal amount of 3.75% Convertible Senior Notes due 2009 (the “Notes”), dated December 3, 2004, which is filed as Exhibit 99.1 hereto, is incorporated herein by reference.

     The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes to be offered will not be registered under the Securities Act, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Information About Forwarding Looking Statements:

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include statements regarding the Registrant’s expectations, hopes or intentions regarding the future, including but not limited to statements regarding the offering of the Notes. There can be no assurances that the offering of the Notes will be completed in the amount specified, or at all. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Among the factors that could cause actual results to differ materially from the forward-looking statements include economic and market place conditions and events and other related risks. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Registrant as of the date hereof, and you are cautioned not to rely on these statements without also considering the risks and uncertainties associated with these statements and the Registrant’s business that are addressed in the documents the Registrant files from time to time with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K filed on December 1, 2004. Except as required by law, the Registrant assumes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
10.1	Amendment No. 1 to Credit Agreement dated June 27, 2003 among the Registrant, certain subsidiaries of the Registrant and Conexant Systems, Inc., dated December 2, 2004.

99.1	Press Release dated December 3, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: December 3, 2004	By:	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 1 to Credit Agreement dated June 27, 2003 among the Registrant, certain subsidiaries of the Registrant and Conexant Systems, Inc., dated December 2, 2004.

99.1	Press Release dated December 3, 2004.